EXHIBIT 10.16e

TIFFANY & CO.
AMENDMENT NO. 4
FIVE YEAR CREDIT AGREEMENT

AMENDMENT NO. 4 (this “Amendment”), dated as of May 15, 2014, to the Five Year Credit Agreement, dated as of December 21, 2011, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, Tiffany & Co. Japan Inc., the other Borrowers party thereto, the Lenders party thereto, and The Bank of New York Mellon, as Administrative Agent (as amended and supplemented, and in effect on the date hereof, the “Credit Agreement”).
RECITALS
A.    Capitalized terms used herein which are not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
B.    The Parent, on behalf of itself and the other Loan Parties, has requested an amendment to certain provisions of the Credit Agreement, and the Credit Parties are willing to consent to such amendment subject to the terms and conditions contained herein.
Accordingly, in consideration of the recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.    Section 1.1 of the Credit Agreement is hereby amended to amend and restate in its entirety subsection (b)(ix) of the definition of “Permitted Borrower” to read as follows:
(ix) Swiss Francs: Tiffany, Tiffany International and Tiffany Switzerland Watch.
and to add in appropriate alphabetical order the following new definitions:
"Swiss Borrower" means a Borrower that is organized under the laws of Switzerland or which is treated as resident in Switzerland for Swiss Withholding Tax purposes.
"Swiss Guarantor" means a Guarantor that is organized under the laws of Switzerland or which is treated as resident in Switzerland for Swiss Withholding Tax purposes.
“Swiss Guidelines”: means all relevant federal tax statutes and guidelines issued by the Swiss Federal Tax Administration as amended or newly issued from time to time, including the established practice of the Swiss Federal Tax Administration and any court decision relating thereto.

"Swiss Non-Bank Rules" means the Swiss 10-Non-Bank Rules and the Swiss 20-Non-Bank Rules.
"Swiss Obligor" means a Swiss Borrower or a Swiss Guarantor.
"Swiss Qualifying Bank Creditor" means a Person including any commercial bank or financial institution (irrespective of its jurisdiction of organization) which effectively conducts banking activities with its own infrastructure and staff as its principal business purpose and which has a banking licence in full force and effect issued in accordance with the banking laws in force in its jurisdiction of incorporation, or, if acting through a branch, issued in accordance with the banking laws in the jurisdiction of such branch, all in accordance with the Swiss Guidelines.
"Swiss 10-Non-Bank Rules" means the rule that the aggregate number of Lenders of a Swiss Borrower under this Agreement that are not Swiss Qualifying Bank Creditors must not at any time exceed ten, if and as long as a violation of this rule results in Swiss Withholding Tax consequences for a Swiss Obligor, in each case in accordance with the Swiss Guidelines and the applicable legislation.
"Swiss 20-Non-Bank Rules" means the rule that (without duplication) the aggregate number of lenders (including the Lenders) other than Swiss Qualifying Bank Creditors, of a Swiss Borrower under all its outstanding debt relevant for classification as debenture (Kassenobligation) (including debt arising under this Agreement and intragroup loans (if and to the extent intragroup loans are not exempt in accordance with the ordinance of the Swiss Federal Council of June 18, 2010 amending the Swiss Federal Ordinance on withholding tax and the Swiss Federal Ordinance on stamp duties with effect as of August 1, 2010)) must not at any time exceed twenty, if and as long as a violation of this rule results in Swiss Withholding Tax consequences for a Swiss Obligor, in each case in accordance with the Swiss Guidelines and the applicable legislation.
"Swiss Withholding Tax" means the tax imposed based on the Swiss Federal Act on Withholding Tax of October 13, 1965 (Bundesgesetz über die Verrechnungssteuer) as amended from time to time together with the related ordinances, regulations and guidelines.
“Tiffany Swiss Watch Amendment” as defined in Section 7.16.
"Tiffany Switzerland Watch": Tiffany Switzerland Watch Company Sagl, a limited liability company with registered seat in Chiasso, Switzerland and a wholly-owned Subsidiary of the Parent.
2.    Section 3.1 of the Credit Agreement is hereby amended to add the following new subsection (l) at the end thereof:
(l)    Swiss Minimum interest (Recalculation of interest).

(i)    By entering into this Agreement, the Parties have assumed in bona fide that the interest payable hereunder is not and will not become subject to Swiss Withholding Tax. Nevertheless, if a deduction of Swiss Withholding Tax is required by Swiss law to be made by a Swiss Borrower in respect of any interest payable by it in respect of an Individual Currency Loan in Swiss Francs and taking into account that, on the date of this Agreement, it is unlawful for a Swiss Borrower to comply with paragraph (a) or (b) of Section 3.6 (Taxes) (taking into account the exclusions set out in paragraph (d) of that Section), the applicable interest rate in relation to such Loan shall be (A) the interest rate which would have applied to such Loan (as provided for in Section 3.1) in the absence of this subsection (l), divided by (B) one (1), minus the rate (expressed as a fraction of one (1)) at which the relevant deduction of Swiss Withholding Tax is required to be made.
(ii)    The Swiss Borrower shall be obliged to pay the relevant interest at the adjusted rate in accordance with this paragraph (l); provided that the Swiss Borrower shall not be required to make an increased payment to any specific Lender (without prejudice to the rights of all other Lenders hereunder) under this subsection (l) in connection with the non-refundable portion of Swiss Withholding Tax if the Swiss Borrower is in breach of the Swiss Non-Bank Rules as a result of such Lender making a transfer or assignment or granting a participation in respect of an Individual Currency Loan in Swiss Francs without the consent of the Parent where such consent was required pursuant to Section 11.6(b)(iii) or 11.6(d)(iv), as applicable.
(iii)    The Swiss Borrower shall make the deduction of Swiss Withholding Tax (within the time allowed and in the minimum amount required by law) on the interest so recalculated.
(iv)    All references to a rate of interest in respect of an Individual Currency Loan in Swiss Francs shall be construed accordingly.
(v)    To the extent that interest payable by a Swiss Borrower under this Agreement in respect of an Individual Currency Loan in Swiss Francs becomes subject to Swiss Withholding Tax, each applicable Lender and each Swiss Borrower shall promptly cooperate by completing any procedural formalities (including submitting forms and documents required by the appropriate Tax authority) to the extent possible and necessary for such Swiss Borrower to obtain authorization to make interest payments without them being subject to Swiss Withholding Tax or to being subject to Swiss Withholding Tax at a rate reduced under applicable double taxation treaties and all provisions in Section 3.6 shall apply in relation to such increased interest payment and deduction of Swiss Withholding Tax.
(vi)    In the event Swiss Withholding Tax is refunded to a Lender by the Swiss Federal Tax Administration, the applicable Lender shall forward, after deduction of costs, such amount to the applicable Swiss Borrower. A Swiss Borrower shall not be required to make any increased payment under Section 3.1(l)(i) above if the Swiss Borrower is able to demonstrate that the interest payment could have been made to the Lender without deduction of Swiss Withholding Tax (or at a lower rate) had such Lender complied with its obligations under Section 3.1(l)(v) above.
3.    Article 7 of the Credit Agreement is hereby amended to add the following new Section 7.16 at the end thereof:
Section 7.16    Tiffany Switzerland Watch
The Parent shall procure (and promptly following such procurement, notify the Administrative Agent) that the purpose clause of the articles of association of Tiffany Switzerland Watch is amended so that it allows Tiffany Switzerland Watch to provide to third parties and affiliates, including its direct or indirect shareholders as well as to such shareholders' direct or indirect subsidiaries, loans and other direct or indirect financing and grant security for obligations of such companies, including by means of pledges or fiduciary transfers of assets of Tiffany Switzerland Watch, or by means of guarantees of any kind, whether or not remunerated (i.e. obligations of an up-stream or cross-stream nature) as soon as possible, but no later than by June 30, 2014 (the "Tiffany Swiss Watch Amendment").
4.    Section 11.3 of the Credit Agreement is hereby amended to add the following new subsections at the end thereof:
(f)    The liabilities of Tiffany Switzerland Watch under this Agreement shall be limited to its own obligations under this Agreement and, for the avoidance of doubt, Tiffany Switzerland Watch shall not be liable for obligations of third parties and affiliates, including its direct or indirect shareholders as well as to such shareholders' direct or indirect subsidiaries until the Tiffany Swiss Watch Amendment has become effective.
(g)    Subject to paragraph (f) above, if and to the extent a Swiss Borrower, and, for the avoidance of doubt, Tiffany Switzerland Watch, becomes liable under this Agreement or any other Loan Document for obligations (including, for the avoidance of doubt, the obligations under this Section 11.3) of any other Borrower (other than the wholly owned direct or indirect subsidiaries of the Swiss Borrower) and if complying with such obligations would constitute a repayment of capital (Einlagerückgewähr), a violation of the legally protected reserves (gesetzlich geschützte Reserven) or the payment of a (constructive) dividend (Gewinnausschüttung) by such Swiss Borrower or would otherwise be restricted under Swiss law and practice then applicable (the "Swiss Restricted Obligations"), such Swiss Borrower's aggregate liability for Swiss Restricted Obligations shall not exceed the amount of the Swiss Borrower’s freely disposable equity in accordance with Swiss law, presently being the total shareholder equity less the total of (1) the aggregate share capital and (2) statutory reserves (including reserves for own shares and revaluations as well as capital surplus (agio)) (the "Swiss Freely Disposable Amount").
The limitations in subsections (f) and (g) above shall only apply to the extent it is a requirement under applicable law at the time the Swiss Borrower is required to perform Swiss Restricted Obligations under this Agreement or any other Loan Document. Such limitation shall not free the Swiss Borrower from its obligations in excess of the Swiss Freely Disposable Amount, but merely postpone the performance date thereof until such times when the Swiss Borrower has again freely disposable equity and if and to the extent such freely disposable equity is available.
The Swiss Borrower shall take and cause to be taken all and any action, to the extent reasonably practical and possible, including, without limitation, (i) the passing of any shareholders’ resolutions to approve any payment or other performance under this Agreement or any other Loan Documents, (ii) the provision of an audited interim balance sheet, (iii) the provision of a confirmation from the auditors of the Swiss Borrower that a payment of the Swiss Borrower under this Agreement or the Loan Document in an amount corresponding to the Swiss Freely Disposable Amount is in compliance with the provisions of Swiss corporate law which are aimed at protecting the share capital and legal reserves, in order to allow a prompt payment of amounts owed by the Swiss Borrower under this Agreement or the Loan Documents as well as the performance by the Swiss Borrower of other obligations under this Agreement or the Loan Documents.
If so required under applicable law (including tax treaties) at the time it is required to make a payment under this Agreement, the Swiss Borrower:
(i)    shall use its best efforts to ensure that such payments can be made without deduction of Swiss Withholding Tax, or with deduction of Swiss Withholding Tax at a reduced rate, by discharging the liability to such tax by notification pursuant to applicable law (including tax treaties) rather than payment of the tax;
(ii)    shall deduct the Swiss Withholding Tax at such rate (being 35% on January 1, 2014) as in force from time to time if the notification procedure pursuant to sub-paragraph (i) above does not apply; or shall deduct the Swiss Withholding Tax at the reduced rate resulting after discharge of part of such tax by notification if the notification procedure pursuant to sub-paragraph (i) applies for a part of the Swiss Withholding Tax only; and shall pay within the time allowed any such taxes deducted to the Swiss Federal Tax Administration; and
(iii)    shall promptly notify the Administrative Agent and the applicable Lender(s) that such notification or, as the case may be, deduction has been made, and provide the Administrative Agent and such Lender(s) with evidence that such a notification of the Swiss Federal Tax Administration has been made or, as the case may be, such taxes deducted have been paid to the Swiss Federal Tax Administration.

In the case of a deduction of Swiss Withholding Tax, the Swiss Borrower shall use its best efforts to ensure that any person that is entitled to a full or partial refund of the Swiss Withholding Tax deducted from such payment under this Agreement or any Loan Document, will, as soon as possible after such deduction:
(i)    request a refund of the Swiss Withholding Tax under applicable law (including tax treaties), and
(ii)    notify the Administrative Agent and the applicable Lender(s), and pay to such applicable Lender(s) upon receipt any amount so refunded.
The applicable Lender(s) shall co-operate with the Swiss Borrower to secure such refund.
5.    Section 11.6(b)(iii) of the Credit Agreement is hereby amended to delete the word “and” at the end of clause (2), replace the period at the end of clause (3) with “; and”, and add the following new subsection (4) at the end thereof:
(4)    notwithstanding Section 11.6(b)(iii)(1), it shall be reasonable for the Parent to withhold consent to an assignment by a Lender of an Individual Currency Commitment in Swiss Francs or any Individual Currency Loan made in Swiss Francs if the proposed assignment or transfer would result in a breach of the Swiss Non-Bank Rules.
6.    Section 11.6(d) of the Credit Agreement is hereby amended to delete the word “and” at the end of clause (ii), insert a comma in its place, and add the following new subsection (iv) at the end thereof:
and (iv) any sale of any participation by a Lender of an Individual Currency Commitment in Swiss Francs or any Individual Currency Loan in Swiss Francs shall require the consent of the Parent if the proposed sale would result in a breach of the Swiss Non-Bank Rules.
7.    Section 11.6(f) of the Credit Agreement is hereby amended to add the following sentence at the end thereof:
Notwithstanding the foregoing, any such pledge or assignment of Lender's rights under this Agreement in relation to an Individual Currency Loan in Swiss Francs may not be made without the consent of the Parent.
8.    This Amendment shall become effective upon satisfaction of the following conditions:
(a)    the Administrative Agent shall have received from the Required Lenders, the Parent and each of the other Loan Parties either (i) a counterpart of this Amendment signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include electronic or facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment; and

(b)    the Administrative Agent shall have received payment of any fees payable by the Parent to The Bank of New York Mellon in connection with this Amendment.

9.    The Parent hereby represents and warrants to the Administrative Agent and each Lender that no Default or Event of Default shall have occurred and be continuing.
10.    Except as set forth in this Amendment, the Loan Documents shall remain in full force and effect in accordance with their respective terms as in effect on the date hereof prior to giving effect to this Amendment, and no amendment, consent or waiver in respect of any term or condition of any Loan Document set forth in this Amendment shall be deemed to be an amendment, consent or waiver in respect of any other term or condition contained in any Loan Document.
11.    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.
12.    This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TIFFANY & CO.,
a Delaware corporation

By: /s/ James N. Fernandez
Name: James N. Fernandez
Title: Executive Vice President - Chief Operating Officer

TIFFANY AND COMPANY,
a New York corporation

By: /s/ James N. Fernandez
Name: James N. Fernandez
Title: Executive Vice President - Chief Operating Officer

TIFFANY & CO. INTERNATIONAL,
a Delaware corporation

By: /s/ James N. Fernandez
Name: James N. Fernandez
Title: Vice President - Chief Operating Officer

TIFFANY & CO. JAPAN INC.,
a Delaware corporation

By: /s/ James N. Fernandez
Name: James N. Fernandez
Title: Vice President

TIFFANY & CO. SAS,
a French corporation

By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Authorized Signatory

TIFFANY & CO. PTE. LTD.,
a Singapore corporation

By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Authorized Signatory

TIFFANY & CO. LIMITED,
a United Kingdom corporation

By: /s/ Patrick B. Dorsey
Name: Patrick B. Dorsey
Title: Vice President

TIFFANY KOREA LTD.,
a Republic of Korea corporation

By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Authorized Signatory

TIFFANY & CO. MEXICO, S.A. de C.V.,
a Mexican corporation
By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Attorney in Fact

TIFFANY & CO. OF NEW YORK LIMITED,
a Hong Kong corporation

By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Authorized Signatory

TIFFANY & CO. (UK) HOLDINGS LIMITED,
a United Kingdom corporation

By: /s/ Patrick B. Dorsey
Name: Patrick B. Dorsey
Title: Vice President

TIFFANY & CO. LUXEMBOURG S.A R.L.,
a Luxembourg corporation

By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Authorized Signatory

TIFFANY & CO. CANADA,
a Canadian corporation

By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Treasurer

TIFFANY & CO. (CR) S.R.O.,
a Czech limited liability company
By: /s/ Michael W. Connolly
Name: Michael W. Connolly
Title: Attorney by Power of Attorney

TIFFANY RUSSIA LIMITED LIABILITY COMPANY,
a Russian Federation corporation

By: /s/ Marina Levochka
Name: Marina Levochka
Title: General Director

TIFFANY SWITZERLAND WATCH COMPANY SAGL,
a Swiss limited liability company

By: /s/ Michael J. Kowalski
Name: Michael J. Kowalski
Title: Managing Officer and Chairman

By: /s/ Nicola Andreatta
Name: Nicola Andreatta
Title: General Manager

THE BANK OF NEW YORK MELLON,
as the Swing Line Lender, as the Issuing Bank,
as a Lender, and as Administrative Agent

By: /s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/ James A. Knight
Name: James A. Knight
Title: Vice President

MIZUHO BANK (USA)

By: /s/ David Lim
Name: David Lim
Title: Senior Vice President

BANK OF AMERICA, N.A.

By: /s/ Nicholas Cheng
Name: Nicholas Cheng
Title: Vice President

HSBC BANK USA, N.A.

By: /s/ Alan Zinser
Name: Alan Zinser
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Mark D. Rodgers
Name: Mark D. Rodgers
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, CANADA BRANCH

By: /s/ Joseph Rauhala
Name: Joseph Rauhala
Title: Principal Officer

WELLS FARGO BANK, N.A.

By: /s/ James T. King
Name: James T. King
Title: Senior Vice President